UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 12, 2019

QUORUM HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37550	47-4725208
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1573 Mallory Lane

Brentwood, Tennessee 37027

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (615) 221-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	QHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05	Costs Associated with Exit or Disposal Activities

The information set forth in Item 8.01 below is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On June 12, 2019, Quorum Health Corporation (the “Company”) issued a press release related to the matters discussed below. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01	Other Events

On June 12, 2019, the Company announced that MetroSouth Medical Center in Blue Island, Illinois filed an application with the Illinois Health Facilities and Service Review Board to discontinue hospital operations. The hospital continues to search for a new operator to offer health care services on the campus. If the Company is not able to divest the facility, it will discontinue all operations by the end of the fourth quarter of 2019. The Company’s decision to discontinue operations at the facility is a result of mounting financial losses due to decreasing patient volumes, increasing market saturation, and reduced reimbursement from government and commercial payors. The Company has preliminarily begun the process of estimating the costs to be incurred as a result of the closure, but is unable at this time to make a good faith estimate of the major types of costs or amount or range of amounts that may be incurred in connection with this closure, or an estimate of the amount or range of amounts of any charges that would result in future cash expenditures, including whether any such charges will be material. As these amounts are still being finalized, if the charges are determined to be material, additional details will be provided in an amendment to this Form 8-K or in another of the Company’s filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

No.	Description

99.1	Quorum Health Corporation Press Release, dated June 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUORUM HEALTH CORPORATION (registrant)

By:	/s/ Alfred Lumsdaine
Alfred Lumsdaine
Executive Vice President
and Chief Financial Officer (principal financial officer)

Date: June 12, 2019